UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 31, 2022

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road,	Andover,	Massachusetts	01810
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRCY	Nasdaq Global Select Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s Annual Meeting of Shareholders held on October 26, 2022 (the “Annual Meeting”), William L. Ballhaus, Lisa S. Disbrow, and Howard L. Lance were elected as Class I Directors for a three-year term ending in 2025.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results for the Annual Meeting are as follows:

1.    To elect three Class I directors nominated by the Board of Directors, each to serve for a three-year term, and in each case until their successors have been duly elected and qualified:

Class I Directors:

Director Nominee	For	Withheld	Non-Votes	Uncast

William L. Ballhaus	50,827,294	476,290	1,840,328	0
Lisa S. Disbrow	41,385,448	9,918,136	1,840,328	0
Howard L. Lance	50,022,805	1,280,779	1,840,328	0

2.     To approve, on an advisory basis, the compensation of the Company’s named executive officers:

For:	9,724,223
Against:	39,364,909
Abstain:	2,214,452
Non-Votes:	1,840,328
Uncast	0

3.    To approve the Company’s amended and restated 2018 Stock Incentive Plan:

For:	46,442,494
Against:	4,842,675
Abstain:	18,415
Non-Votes:	1,840,328
Uncast	0

4.    To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2023:

For:	52,913,256
Against:	208,986
Abstain:	21,670
Broker Non-Votes:	0
Uncast	0

5.    To consider and act upon any other business that may properly come before the meeting or any adjournment or postponement of the meeting:

For:	2,255,360
Against:	48,986,666
Abstain:	61,558
Non-Votes:	1,840,328
Uncast	0

Item 8.01 Other Events.

Following the Annual Meeting, the Company’s Board of Directors held a meeting at which it elected William K. O’Brien as Chairman of the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 31, 2022	MERCURY SYSTEMS, INC.

	By:	/s/ Christopher C. Cambria
Christopher C. Cambria
Executive Vice President, General Counsel, and Secretary

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